Exhibit 99.1

1 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward- looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this presentation and in documents filed with the Securities and Exchange Commission by Newpark, particularly to its Form 10-K for the year ended December 31, 2007, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to, an investigation of accounting matters by the Securities and Exchange Commission; claims by our former CEO and CFO related to their terminations of employment; changes in the laws, regulations, policies and economic conditions, including inflation, interest and foreign currency exchange rates, of countries in which Newpark does business; competitive pressures; successful integration of structural changes, including restructuring plans, acquisitions, divestitures and alliances; cost of raw materials, research and development of new products, including regulatory approval and market acceptance; and seasonality of sales of Newpark products. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com.

Leadership Focus Growth Newpark Burkenroad Reports/Tulane University April 25, 2008 Newpark Resources, Inc. James E. Braun, VP & CFO

3 Company Profile Specialized provider of: Fluids Systems and Engineering Well Site Construction Services Environmental Services* Customers: Oil and Gas Industry Key markets: North America North Africa South America *Environmental Services to be divested *Environmental Services to be divested *Environmental Services to be divested *Environmental Services to be divested *Environmental Services to be divested *Environmental Services to be divested *Environmental Services to be divested *Environmental Services to be divested *Environmental Services to be divested *Environmental Services to be divested *Environmental Services to be divested *Environmental Services to be divested *Environmental Services to be divested *Environmental Services to be divested *Environmental Services to be divested

4 Mission & Vision Leadership, focus, growth Achieve best-in-class competitive positioning and performance in each business line Position for long-term growth through more disciplined approach to strategic investments Build a strong reputation with investors by delivering consistent performance to realize the inherent value of our services

5 Experienced Leadership Paul Howes, President & CEO Jim Braun, VP & CFO Mark Airola, GC & Admin Officer Bruce Smith, President Fluids Systems and Engineering Tom Eisenman, President Excalibar Minerals LLC

6 Overall Growth Strategy Grow Fluids Systems and Engineering Organically / Acquisitions / Domestically / Internationally Expand scope and geographic position in Well Site Construction Services Acquired SEM Construction, based in Western Colorado Exit Environmental Services New agreement signed in April, 2008; close expected in July of 2008

7 Revenue Mix Fluids Well Site Construction 80 20 Well Site Construction Services 80% Fluids Systems and Engineering 20%

Newpark Resources INCORPORATED

Fluids Systems and Engineering Strategy

- Core business line – 80% of revenues
- Technologically advanced & unique fluid systems
  - DeepDrill, FlexDrill, DeepDrill II and family of specialized water-based products, has performance applications for off-shore deepwater and shelf, as well as land based drilling
- Opportunity to increase market share in a growing market
  - Newpark is ranked 4th in both domestic & global drilling fluids
    - 12% domestic market share[1]
    - 7% global market share[2]
- Organic and acquisition growth
  - Continued penetration of large integrated oil companies and NOC's
  - Continued investments in technology
  - Targeted acquisitions

[1] Source: Company estimate

[2] Source: Spear & Associates, Inc.

NYSE: NR

8

9 Fluids Systems and Engineering Strong Revenue Growth 25% CAGR

10 Fluids Systems and Engineering Strong Margin Growth

11 Serves major North America basins Approximately 16% share of markets serviced in North America1 Substantial service facilities network Growing share vis-a-vis other players Well-positioned to expand into new customers and basins Fluids Systems and Engineering Scope of Operations North America Stronghold Offices Barite Mills Offshore Docks 1 Source: Company estimate

12 International market expansion through acquisition of Ava, S.p.A. (Italy) Current key markets Mediterranean North Africa Eastern Europe Brazilian market expansion New contracts signed CapEx in new fixed assets Fluids Systems and Engineering Scope of Operations Expanding Internationally Mediterranean Revenue Growth 61.6 87.0 $0 $20 $40 $60 $80 $100 2005 2006 2007 Revenues ($mm) 40.3

13 Fluids - Significant Contract Awards Super major in offshore Brazil Large independent in the Rockies Offshore work in Libya with an NOC Large independent in the Gulf Coast International oil company in Gulf of Mexico deepwater

14 Quality processor and supplier of industrial minerals Barite, Barytes Calcium Carbonate Alumina Trihydrate (ATH) Applications Oilfield Industrial Integral to Fluids Systems and Engineering Scope of Operations Excalibar Minerals LLC

15 Well Site Construction Services Leverage relationship with existing customers Advantage of often being first service provider "on site" Expand product and service offerings in the well site preparation market Expansion and diversification Growth opportunities beyond Gulf Coast region Maximize rental versus sales mix

16 Well Site Construction Services

17 Well Site Construction Services Aiming to Expand Margins 0.6% 6.5% 13.6% 15.1% 14.2% 0% 3% 6% 9% 12% 15% 18% 2003 2004 2005 2006 2007 Operating Margins

18 Improvements in Balance Sheet-Debt $209.5 $213.0 $177.5 $150 $175 $200 $225 2005 2006 2007

19 Capital Structure

20 Investment Considerations Leadership Management team with significant industry experience in place Focus Greater discipline Focusing on improving profitability, returns and free cash flow Growth Spears & Associates projects fluids market to grow 10% in 2008 Growing Fluids organically and through acquisitions Growing Mats through additional products, services and geography Driving results to maximize shareholder value Share repurchase program in place; $25 million authorization

New Leadership New Focus New Strategy Newpark Thank you for your interest!

New Leadership New Focus New Strategy Newpark Appendix

23 Financials

24 Financials

25 Financials

26 Financials

27 Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. James E. Braun, VP & CFO: Jim joined Newpark in October 2006 as its Vice President and Chief Financial Officer. Before joining Newpark, since 2002, Mr. Braun was Vice President, Finance, of Baker Oil Tools, one of the largest divisions of Baker Hughes Incorporated, a leading provider of drilling, formation evaluation, completion and production products and services to the worldwide oil and gas industry. From 1998 until 2002, Mr. Braun was Vice President, Finance and Administration, of Baker Petrolite, the oilfield specialty chemical business division of Baker Hughes Incorporated. Previously, he served as Vice President and Controller of Baker Hughes Incorporated, and he was with Deloitte & Touche prior to joining Baker Hughes Incorporated. Mark J. Airola, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola has practiced law for 22 years, primarily with large, publicly traded companies. Most recently, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation. Management Biographies

28 Bruce C. Smith, President Fluids Systems and Engineering: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit. Thomas E. Eisenman, President Excalibar Minerals LLC: Tom joined Newpark in August 1997 as President of Excalibar Minerals LLC, when Newpark purchased Excalibar Minerals Inc., an industrial minerals processing and marketing company founded by Mr. Eisenman in 1990. Prior to starting Excalibar Minerals he had served as Vice-President of Minerals at Milpark Drilling Fluids Inc., a division of Baker Hughes Inc. from 1986 thru 1990 and President of Eisenman Chemical Co. a wholesale chemical supplier with $65 million in annual sales to the drilling service industry from 1979 thru 1986. Management Biographies